PGIM Jennison International Small-Mid Cap Opportunities Fund
A: PAHWX	C: PAILX	Z: PAINX	R6: PAIOX
SUMMARY PROSPECTUS  |  February 18, 2025
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at https://www.pgim.com/investments/mutual-funds/prospectuses-fact-sheets. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund's Prospectus and SAI, both dated February 18, 2025, as supplemented and amended from time to time, and the Fund's Form N-CSR, dated October 31, 2024, are all incorporated by reference into
(legally made a part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek long-term growth of capital.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may be required to pay commissions to a broker for transactions in Class Z shares, which are not reflected in the table or the example below. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 26 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 46 of the Fund's Prospectus and in Rights of Accumulation on page 60 of the Fund's Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Z	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00%*	1.00%**	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None***	None
*Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (“CDSC”) of 1.00%, although they are not subject to an initial sales charge. The CDSC is waived for certain retirement and/or benefit plans.
**Class C shares are sold with a CDSC of 1.00% on sales made within 12 months of purchase.
*** Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Z	Class R6
Management fee	1.06%	1.06%	1.06%	1.06%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	6.14%	32.22%	3.20%	3.12%
Total annual Fund operating expenses	7.45%	34.28%	4.26%	4.18%
Fee waiver and/or expense reimbursement	(6.04)%	(32.12)%	(3.10)%	(3.07)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	1.41%	2.16%	1.16%	1.11%
(1) PGIM Investments LLC (“PGIM Investments”) has contractually agreed, through February 28, 2026, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.41% of average daily net assets for Class A shares, 2.16% of average daily net assets for Class C shares, 1.16% of average daily net assets for Class Z shares and 1.11% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred

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MF248A

tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the waiver/reimbursement and/or recoupment for that fiscal year, as applicable. This waiver may not be terminated prior to February 28, 2026 without the prior approval of the Fund’s Board of Trustees.
Example.  The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
If Shares Are Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$686	$2,109	$3,463	$6,569
Class C	$319	$5,356	$7,926	$9,720
Class Z	$118	$1,010	$1,914	$4,235
Class R6	$113	$989	$1,879	$4,169
If Shares Are Not Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$686	$2,109	$3,463	$6,569
Class C	$219	$5,356	$7,926	$9,720
Class Z	$118	$1,010	$1,914	$4,235
Class R6	$113	$989	$1,879	$4,169
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 83% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
Under normal circumstances, the Fund will invest at least 80% of its investable assets in equity and equity-related securities of non-U.S. small and medium capitalization companies. For purposes of this policy, the Fund considers small and medium capitalization companies to be those companies that have market capitalizations at time of purchase that are less than the largest market capitalization included in the MSCI All Country World ex USA Small Mid Cap Net Index (the “Index”) during the most recent 3-year period. Under normal market conditions, the subadviser expects that the weighted average market capitalization of the Fund will not exceed $50 billion. The approximate range of market capitalizations from the smallest to the largest constituent included in the Index at each month end during the 3-year period ending on December 31, 2024, was $31 million to $102 billion. As of December 31, 2024, the Index included companies with approximate market capitalizations ranging from $246 million to $41 billion. The Fund is not sponsored by or affiliated with MSCI. The term “investable assets” refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
The Fund’s policy of investing at least 80% of its investable assets in equity and equity-related securities of non-U.S. small and medium capitalization companies does not require the Fund to sell the security of a small or medium capitalization company if such company’s market capitalization moves outside of the small and medium market capitalization range specified above; however, additional purchases of such security will be subject to the 20% limitation for securities outside of the Fund’s small and medium capitalization portfolio.
Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (“ETFs”), securities of real estate investment trusts (“REITs”) and income and royalty trusts, structured securities including participation notes (“P-Notes”), structured notes (“S-Notes”) and low exercise price warrants (“LEPWs”) or other similar securities and American Depositary Receipts (“ADRs”) and other similar receipts or shares, in both listed and unlisted form. The Fund may also invest in A-Shares using the Hong Kong-Shanghai Stock Connect program and other similar programs.
The Fund invests in equity and equity-related securities of non-U.S. companies located in various countries outside the United States, including non-U.S. issuers located in or otherwise economically tied to emerging markets countries (identified by the subadviser as countries classified by MSCI as emerging and frontier markets or otherwise deemed by the subadviser to be emerging markets). The Fund can invest without limit in foreign securities and typically invests in a number of different countries. The Fund may invest up to 50% of its investable assets in companies located in emerging markets. The Fund’s investments may be U.S. or non-U.S. dollar denominated. The Fund may from time to time be geographically concentrated and may invest a substantial amount of its assets in securities of issuers located in a single country or a small number of countries.
The Fund’s subadviser employs a growth investment style. As part of this growth investment style, the Fund seeks to invest in companies in the early stages of accelerating growth, with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The subadviser may consider selling or reducing a portfolio holding due to an unfavorable change in that portfolio holding’s fundamentals, such as a weakening financial or competitive position, change in company strategy or business model, or a significant change in management or governance issues. The emergence of what is believed to be a more attractive portfolio candidate may also lead to eliminating or reducing the weight of a position in the Fund. A stock's price decline does not necessarily mean that the subadviser will sell the stock at that time.
At times, the Fund may have a significant portion of its assets invested in the same economic sector.
Principal Risks.  All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return, if any, you receive on your investment, may fluctuate significantly from day-to-day and over time.
You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.
An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund.
The order of the below risk factors does not indicate the significance of any particular risk factor.
Country Risk. Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.
Currency Risk. The Fund's net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.
The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity and Equity-Related Securities Risk. Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Fund's investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.
Geographic Concentration Risk. The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.
Growth Style Risk. The Fund's growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.
Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Liquidity Risk. Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk. Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser's  judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund's benchmark and other funds with similar investment objectives.
Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).
The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.
Sector Exposure Risk. At times, the Fund may have a significant portion of its assets invested in the same economic sector, including the information technology, industrials and consumer discretionary sectors. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Small and Medium Capitalization Risk. Small and medium capitalization companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and mid-capitalization companies generally are less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the Fund's average annual returns and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Without the management fee waiver and/or expense reimbursement, if any, the annual total returns would have been lower. Updated Fund performance information, including current net asset value, is available online at www.pgim.com/investments.

Best Quarter:		Worst Quarter:
12.96%	4th Quarter 2023	-22.34%	1st Quarter 2022

Average Annual Total Returns % (including sales charges) (as of 12-31-24)

Return Before Taxes	One Year	Since Inception	Inception Date
Class A Shares	8.68%	-7.41%	9-14-2021
Class C Shares	12.96%	-6.54%	9-14-2021
Class R6 Shares	15.34%	-5.53%	9-14-2021
Class Z Shares % (as of 12-31-24)
Return Before Taxes	15.20%	-5.57%	9-14-2021
Return After Taxes on Distributions	15.20%	-5.59%	9-14-2021
Return After Taxes on Distributions and Sale of Fund Shares	9.00%	-4.18%	9-14-2021
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-24)
MSCI All Country World ex-US ND Index*	5.53%	0.30%**
MSCI All Country World ex USA Small Mid Cap Net Index	3.49%	-1.89%**
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
* The Fund has added this broad-based index in response to new regulatory requirements.
** Since Inception returns for the Indexes are measured from the month-end closest to the Fund's inception date.

MANAGEMENT OF THE FUND
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	John Donnelly, CFA	Managing Director & Portfolio Manager	September 2021
		Mark B. Baribeau, CFA	Managing Director & Portfolio Manager	September 2021
		Edward Duggan	Managing Director & Portfolio Manager	December 2024
BUYING AND SELLING FUND SHARES
	Class A*	Class C*	Class Z*	Class R6
Minimum initial investment	$1,000	$1,000	None	None
Minimum subsequent investment	$100	$100	None	None
*Certain share classes are generally closed to investments by new group retirement plans. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R6 shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to certain requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 534432, Pittsburgh, PA 15253-4432
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgim.com/investments
MF248A